Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
September 30, 2023
ICF-NPRT3-1123
1.9882755.106
Nonconvertible Bonds - 60.5%
		Principal Amount (a)	Value ($)
Australia - 1.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	300,000	275,942
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,070,000	892,197
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	825,000	802,115
6.75% 12/2/44 (Reg. S) (b)		1,400,000	1,382,500
TOTAL AUSTRALIA			3,352,754
Denmark - 1.2%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	1,595,000	1,696,392
4.625% 4/13/27 (Reg. S) (b)	GBP	565,000	666,026
TOTAL DENMARK			2,362,418
Finland - 0.7%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	1,365,000	1,430,931
France - 6.5%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		780,000	643,128
2.5% 3/31/32 (Reg. S) (b)	EUR	700,000	665,592
4.125% 5/24/33 (Reg. S)	EUR	900,000	937,087
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	1,000,000	913,430
Credit Agricole SA:
UK Government Bonds 1 Year + 2.180% 6.375% 6/14/31 (Reg. S) (b)(d)	GBP	800,000	980,876
4.875% 10/23/29 (Reg. S)	GBP	400,000	464,297
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	1,600,000	1,773,780
5.7% 5/23/28 (c)		850,000	841,749
6.25% 5/23/33 (c)		850,000	850,884
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	400,000	414,627
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	645,000	559,249
Lagardere S.C.A. 1.75% 10/7/27 (Reg. S)	EUR	1,500,000	1,559,251
Societe Generale:
4.75% 11/24/25 (c)		1,220,000	1,166,934
6.691% 1/10/34 (b)(c)		500,000	485,339
Technip Energies NV 1.125% 5/28/28	EUR	750,000	683,563
TOTAL FRANCE			12,939,786
Germany - 8.1%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	2,242,800	1,380,039
AGPS BondCo PLC 4.625% 1/14/26 (Reg. S) (b)	EUR	4,600,000	2,005,159
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	450,000	470,719
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	200,000	244,073
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	947,938
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	1,700,000	1,671,512
6.125% 12/12/30 (Reg. S) (b)	GBP	2,000,000	2,266,585
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	1,300,000	1,094,730
KfW:
0% 9/17/30 (Reg. S)	EUR	2,000,000	1,678,367
0.75% 1/15/29 (Reg. S)	EUR	720,000	666,886
2.875% 5/29/26 (Reg. S)	EUR	1,290,000	1,344,063
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	500,000	500,310
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	800,000	744,680
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	500,000	483,643
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	700,000	647,566
TOTAL GERMANY			16,146,270
Greece - 0.5%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	930,000	908,182
Hong Kong - 0.7%
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,790,000	1,479,883
Ireland - 3.3%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	760,000	764,427
2.25% 4/4/28 (Reg. S) (b)	EUR	2,595,000	2,510,586
6.608% 9/13/29 (b)(c)		200,000	199,168
Bank of Ireland Group PLC 1.375% 8/11/31 (Reg. S) (b)	EUR	3,185,000	2,989,586
TOTAL IRELAND			6,463,767
Italy - 0.7%
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,024,000	951,997
5.861% 6/19/32 (b)(c)		565,000	514,241
TOTAL ITALY			1,466,238
Luxembourg - 2.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	604,000	601,126
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	2,835,000	2,361,276
1.75% 3/12/29 (Reg. S)	EUR	355,000	293,923
2.625% 10/20/28 (Reg. S)	GBP	660,000	622,643
TOTAL LUXEMBOURG			3,878,968
Mexico - 1.5%
Petroleos Mexicanos 6.5% 3/13/27		3,335,000	2,924,512
Netherlands - 2.7%
ING Groep NV 4.75% 5/23/34 (Reg. S) (b)	EUR	2,600,000	2,709,333
JDE Peet's BV 2.25% 9/24/31 (c)		431,000	320,313
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	900,000	928,622
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	200,000	211,775
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	600,000	617,475
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	565,000	497,655
TOTAL NETHERLANDS			5,285,173
Poland - 0.4%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	1,215,000	834,963
Portugal - 0.2%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	500,000	452,186
Spain - 0.4%
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	700,000	728,775
Sweden - 0.8%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	725,274
Samhallsbyggnadsbolaget I Norden AB:
1.75% 1/14/25 (Reg. S)	EUR	769,000	691,032
2.25% 8/12/27 (Reg. S)	EUR	350,000	235,344
TOTAL SWEDEN			1,651,650
Switzerland - 5.4%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		3,512,000	3,371,520
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		1,020,000	954,975
5.75% 8/15/50 (Reg. S) (b)		2,010,000	1,929,600
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	1,000,000	995,294
4.194% 4/1/31 (b)(c)		1,065,000	930,006
4.75% 3/17/32 (Reg. S) (b)	EUR	885,000	911,498
4.988% 8/5/33 (Reg. S) (b)		500,000	447,089
6.537% 8/12/33 (b)(c)		470,000	464,507
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		970,000	749,325
TOTAL SWITZERLAND			10,753,814
United Kingdom - 20.5%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	300,000	371,664
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	465,000	430,428
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	550,000	572,386
5.746% 8/9/33 (b)		397,000	366,377
7.437% 11/2/33 (b)		650,000	667,471
8.407% 11/14/32 (Reg. S) (b)	GBP	445,000	553,603
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	1,140,000	1,167,720
7.125% 2/14/24	GBP	750,000	916,395
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	1,420,000	1,478,595
4.856% 5/23/33 (Reg. S) (b)	EUR	1,300,000	1,350,386
6.8% 9/14/31 (b)	GBP	360,000	443,762
8.201% 11/16/34 (Reg. S) (b)	GBP	585,000	738,333
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,052,000	984,486
Inchcape PLC 6.5% 6/9/28 (Reg. S)	GBP	795,000	972,300
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	660,000	708,294
John Lewis PLC 6.125% 1/21/25	GBP	4,297,000	5,120,278
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	710,000	742,906
4.5% 1/11/29 (Reg. S) (b)	EUR	675,000	704,970
4.75% 9/21/31 (Reg. S) (b)	EUR	800,000	834,520
4.976% 8/11/33 (b)		480,000	425,965
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	880,000	993,730
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	950,000	974,523
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	1,655,000	1,720,717
3.622% 8/14/30 (Reg. S) (b)	GBP	615,000	704,093
4.771% 2/16/29 (Reg. S) (b)	EUR	350,000	366,302
7.416% 6/6/33 (Reg. S) (b)	GBP	885,000	1,072,522
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,440,000	1,309,298
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	580,000	600,161
Rolls-Royce PLC 3.375% 6/18/26	GBP	570,000	634,855
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	400,000	433,365
6.125% 2/26/24	GBP	385,000	469,742
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	576,000	589,854
Tesco Corporate Treasury Services PLC:
2.75% 4/27/30 (Reg. S)	GBP	810,000	812,272
5.5% 2/27/35 (Reg. S)	GBP	300,000	337,248
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	770,000	920,002
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	955,000	784,279
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	862,000	956,370
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	410,000	380,417
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	1,150,000	1,425,237
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	275,000	314,976
6.25% 10/3/78 (Reg. S) (b)		1,109,000	1,090,347
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	380,000	462,487
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	645,000	681,285
3.375% 10/16/25 (Reg. S)	GBP	2,710,000	3,120,905
TOTAL UNITED KINGDOM			40,705,826
United States of America - 3.2%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	1,295,000	1,440,908
Duke Energy Corp. 3.85% 6/15/34	EUR	905,000	851,036
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	790,000	949,710
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	375,000	445,400
Morgan Stanley 4.656% 3/2/29 (b)	EUR	725,000	765,792
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	930,000	859,507
Southern Co. 1.875% 9/15/81 (b)	EUR	1,135,000	945,727
TOTAL UNITED STATES OF AMERICA			6,258,080
TOTAL NONCONVERTIBLE BONDS (Cost $141,688,128)			120,024,176

U.S. Government and Government Agency Obligations - 7.7%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 7.7%
U.S. Treasury Bonds:
3.625% 5/15/53	1,200,000	993,563
3.875% 5/15/43 (e)	3,000,000	2,607,194
6.25% 5/15/30 (f)	5,350,000	5,836,934
U.S. Treasury Notes:
1% 7/31/28	5,000,000	4,217,773
3.5% 2/15/33	1,800,000	1,651,500

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $15,992,459)		15,306,964

Foreign Government and Government Agency Obligations - 9.7%
		Principal Amount (a)	Value ($)
Germany - 8.5%
German Federal Republic:
0% 10/9/26 (Reg. S)	EUR	9,000,000	8,723,235
0% 5/15/35 (Reg. S)	EUR	3,705,000	2,806,571
1% 5/15/38(Reg. S)	EUR	1,550,000	1,255,886
1.25% 8/15/48 (f)	EUR	3,830,000	2,835,896
2.1% 11/15/29(Reg. S)	EUR	950,000	968,029
3.25% 7/4/42	EUR	300,000	326,881
TOTAL GERMANY			16,916,498
United Kingdom - 1.2%
United Kingdom, Great Britain and Northern Ireland 1% 4/22/24(Reg. S)	GBP	1,955,000	2,332,342
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $24,059,447)			19,248,840

Supranational Obligations - 2.0%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 6/17/27	EUR	800,000	750,022
0% 1/14/31 (Reg. S)	EUR	1,800,000	1,496,768
3% 11/15/28 (Reg. S)	EUR	800,000	833,477
European Union:
0% 10/4/28 (Reg. S)	EUR	655,000	587,139
2.75% 10/5/26 (Reg. S)	EUR	300,000	311,232
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,046,414)			3,978,638

Preferred Securities - 11.6%
		Principal Amount (a)	Value ($)
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(g)		1,070,000	992,217
Canada - 0.7%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2091% (b)(d)(g)		850,000	746,599
4.9% (b)(g)		770,000	704,184
TOTAL CANADA			1,450,783
Czech Republic - 0.2%
CPI Property Group SA 3.75% (Reg. S) (b)(g)	EUR	1,300,000	374,036
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(g)	EUR	565,000	420,233
France - 2.0%
BNP Paribas SA 6.625% (Reg. S) (b)(g)		1,015,000	996,639
Electricite de France SA 5.625% (Reg. S) (b)(g)		1,490,000	1,462,063
Societe Generale 7.875% (Reg. S) (b)(g)		1,060,000	1,051,219
Veolia Environnement SA 2% (Reg. S) (b)(g)	EUR	400,000	354,086
TOTAL FRANCE			3,864,007
Germany - 3.8%
Aroundtown SA 3.375% (Reg. S) (b)(g)	EUR	3,000,000	1,368,540
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(d)(g)		3,000,000	1,456,500
Grand City Properties SA 1.5% (Reg. S) (b)(g)	EUR	2,200,000	1,095,946
Volkswagen International Finance NV:
3.748% (Reg. S) (b)(g)	EUR	800,000	727,566
3.875% (Reg. S) (b)(g)	EUR	3,200,000	2,786,911
TOTAL GERMANY			7,435,463
Ireland - 0.6%
AerCap Holdings NV 5.875% 10/10/79 (b)		845,000	821,739
AIB Group PLC 6.25% (Reg. S) (b)(g)	EUR	360,000	361,242
TOTAL IRELAND			1,182,981
Sweden - 0.5%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(g)	EUR	1,510,000	884,272
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(g)	EUR	805,000	126,131
TOTAL SWEDEN			1,010,403
Switzerland - 0.7%
Credit Suisse Group AG 7.5% (Reg. S) (b)(g)(h)		9,515,000	903,925
UBS Group AG 7% (Reg. S) (b)(g)		500,000	484,375
TOTAL SWITZERLAND			1,388,300
United Kingdom - 2.4%
Barclays PLC:
7.125% (b)(g)	GBP	200,000	227,199
8.875% (b)(g)	GBP	700,000	790,015
British American Tobacco PLC 3% (Reg. S) (b)(g)	EUR	2,135,000	1,927,109
Lloyds Banking Group PLC 5.125% (b)(g)	GBP	280,000	317,107
Mobico Group PLC 4.25% (Reg. S) (b)(g)	GBP	525,000	552,541
SSE PLC 3.74% (Reg. S) (b)(g)	GBP	870,000	962,232
TOTAL UNITED KINGDOM			4,776,203
TOTAL PREFERRED SECURITIES (Cost $43,526,678)			22,894,626

Money Market Funds - 5.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i) (Cost $10,777,832)	10,775,677	10,777,832

TOTAL INVESTMENT IN SECURITIES - 96.9% (Cost $240,090,958)	192,231,076
NET OTHER ASSETS (LIABILITIES) - 3.1%	6,129,206
NET ASSETS - 100.0%	198,360,282

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	19	Dec 2023	1,367,865	(35,978)	(35,978)
Eurex Euro-Schatz Contracts (Germany)	35	Dec 2023	3,885,024	(7,999)	(7,999)
TME 10 Year Canadian Note Contracts (Canada)	73	Dec 2023	6,187,734	(166,003)	(166,003)

TOTAL BOND INDEX CONTRACTS					(209,980)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	94	Dec 2023	19,054,828	(47,184)	(47,184)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	221	Dec 2023	23,284,422	(174,999)	(174,999)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	106	Dec 2023	12,060,813	(642,412)	(642,412)

TOTAL TREASURY CONTRACTS					(864,595)

TOTAL PURCHASED					(1,074,575)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	54	Dec 2023	6,203,769	(37,391)	(37,391)

TOTAL FUTURES CONTRACTS					(1,111,966)
The notional amount of futures purchased as a percentage of Net Assets is 33.2%
The notional amount of futures sold as a percentage of Net Assets is 3.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	102,517	GBP	84,000	State Street Bank and Trust Co	10/03/23	29
CAD	274,000	USD	202,765	BNP Paribas S.A.	12/08/23	(834)
EUR	1,733,000	USD	1,839,094	Royal Bank of Canada	12/08/23	(1,359)
GBP	468,000	USD	571,399	JPMorgan Chase Bank, N.A.	12/08/23	(155)
GBP	217,000	USD	264,929	State Street Bank and Trust Co	12/08/23	(57)
USD	73,353	AUD	114,000	HSBC Bank	12/08/23	(112)
USD	305,000	CAD	413,000	HSBC Bank	12/08/23	629
USD	41,541	CAD	56,000	HSBC Bank	12/08/23	271
USD	96,248	CAD	129,000	JPMorgan Chase Bank, N.A.	12/08/23	1,178
USD	123,320	EUR	115,000	BNP Paribas S.A.	12/08/23	1,370
USD	88,362,350	EUR	82,083,000	Bank of America, N.A.	12/08/23	1,318,597
USD	111,467	EUR	105,000	Brown Brothers Harriman & Co	12/08/23	121
USD	277,122	EUR	259,000	Canadian Imperial Bk. of Comm.	12/08/23	2,469
USD	122,900	GBP	100,000	BNP Paribas S.A.	12/08/23	839
USD	51,699,803	GBP	41,432,000	Royal Bank of Canada	12/08/23	1,127,605

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						2,450,591
Unrealized Appreciation						2,453,108
Unrealized Depreciation						(2,517)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	2,630,000	(4,247)	3,596	(651)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,348,693 or 4.2% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $247,377.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,514,458.
(g)	Security is perpetual in nature with no stated maturity date.
(h)	Non-income producing - Security is in default.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	12,016,704	97,459,798	98,698,670	413,260	-	-	10,777,832	0.0%
Total	12,016,704	97,459,798	98,698,670	413,260	-	-	10,777,832

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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